News Release

GPGI Reports Second Quarter 2026 Results

- *CompoSecure delivers record ROS-enabled results*
- *Husky performance in line with expectations*
- *ROS deployment accelerating at both companies*
- *Progress across the platform – reiterating full year 2026 guidance*

Second Quarter Highlights

Results compared to prior year period unless otherwise noted; pro forma metrics inclusive of Husky.

- Pro Forma Adjusted Net Sales of $473.2 million, down 4%
- GAAP Net Income of $50.3 million
- Pro Forma Adj. EBITDA of $113.9 million, down 13%, and Pro Forma Adj. EBITDA margin of 24.1%, down 230 bps

Reiterating Full Year 2026 Outlook

- Pro Forma Adjusted Net Sales of $1,950 to $2,100 million, flat year-over-year at midpoint
- Pro Forma Adjusted EBITDA of $550 to $610 million, up 7% year-over-year at midpoint
- Pro Forma Adjusted Free Cash Flow of $275 to $325 million
- Targeting Non-GAAP year-end Net LTM Leverage of approximately 3.0x

NEW YORK, NY, August 6, 2026 – GPGI, Inc. (NYSE: GPGI), a diversified multi-industry platform for companies with great positions in good industries, today announced its financial and operating results for the second quarter ended June 30, 2026.

Dave Cote, GPGI's Executive Chairman, noted: "GPGI delivered second quarter results consistent with our expectations and the revised guidance range we introduced last quarter. We continue to see record strength at CompoSecure, and are effectively navigating transient market headwinds at Husky. GPGI is well positioned to deliver in the second half of 2026 and for an acceleration in 2027."

Tom Knott, GPGI's Chief Investment Officer, added: "GPGI's long-term strategy remains on track; CompoSecure and Husky are both high-quality businesses that are being made better as the teams' embrace the Resolute Operating System. We remain focused on making high return organic investments in each business while continuously evaluating attractive opportunities for bolt-on and new platform M&A."

Financial Results – Second Quarter 2026

	2Q 2026		2Q 2025	
	Reported GAAP	Pro Forma Non-GAAP (1) (2)	Reported GAAP	Pro Forma Non-GAAP (1) (2)
Adjusted Net Sales ($ in millions)	-	**$473.2**	-	**$493.7**
Adjusted EBITDA ($ in millions)	-	**$113.9**	-	**$130.2**

	Reported GAAP	Adjusted Non-GAAP (2)	Reported GAAP	Adjusted Non-GAAP (2)
Net Income (Loss) ($ in millions)	$50.3	**$50.3**	($26.1)	**($22.7)**
EPS - Diluted	$0.17	**$0.17**	($0.26)	**$0.25**
Cash & Short-Term Investments ($ in millions) (3)	$7.7	**$114.8**	$4.8	**$96.5**
Total Debt ($ in millions)	-	**$2,115.0**	-	**$192.5**

Note: All values are $ in millions, except EPS. (1) Pro forma measures reflect financial results as if the business combination with Husky had occurred on January 1, 2025. (2) Adjusted measures reflect financial results as if GPGI consolidated the results of GPGI Holdings, L.L.C., including its operating businesses CompoSecure and Husky, for the periods shown. (3) As of June 30, 2026, $107.1mn of cash was held at GPGI Holdings, and not included in the GAAP results.

1

2 Note on Accounting Treatment As a result of the spin-off of Resolute Holdings Management, Inc. (“Resolute Holdings”) and the execution of the management agreement with Resolute Holdings (the “CompoSecure Management Agreement”) on February 28, 2025, GPGI is required to account for the operating results of its wholly owned operating subsidiary, GPGI Holdings, L.L.C. (“GPGI Holdings”), under the equity method in accordance with U.S. GAAP, effective February 28, 2025. Both the CompoSecure and Husky business units are under GPGI Holdings. The GAAP results presented above for the second quarter 2026 and the 2025 comparative period reflect the conversion to equity method accounting. For clarity of comparisons and to best reflect the financial results, the Company is also presenting the second quarters of 2026 and 2025 on a consolidated basis consistent with historical presentation under the “Non-GAAP” headings. Second Quarter 2026 Earnings Conference Call GPGI’s leadership team will discuss the Company’s results during a conference call on Thursday, August 6, 2026, starting at 8:00 a.m. EDT. The call and accompanying presentation will contain forward-looking statements and other material information regarding GPGI’s financial and operating results. A live webcast and replay of the call will be available on the Events & Presentations section of GPGI’s website at https://gpgi.com/events-presentations/. Date: Thursday, August 6, 2026 Time: 8:00 a.m. EDT Live webcast registration link: Here About GPGI GPGI, Inc. (NYSE: GPGI) is a diversified, multi-industry platform for companies with great positions in good industries. The platform is managed by Resolute Holdings Management, Inc. (NYSE: RHLD) and is purpose-built to acquire, own, and scale high-quality businesses led by great operators, benefiting from a permanent capital base and the systematic deployment of the Resolute Operating System. GPGI currently consists of CompoSecure and Husky – two market leaders with best-in-class financials and durable opportunities for growth. For more information, please visit GPGI.com. About CompoSecure, a GPGI Company Founded in 2000, CompoSecure is a technology partner to market leaders, fintechs, and consumers enabling trust for millions of people around the globe. CompoSecure is a leader in metal payment cards, security, and authentication solutions. CompoSecure combines elegance, simplicity, and security to deliver exceptional experiences and peace of mind in the physical and digital world. CompoSecure’s innovative payment card technology and metal cards with Arculus security and authentication capabilities deliver unique, premium branded experiences, enable people to access and use their financial and digital assets, and ensure trust at the point of a transaction. For more information, please visit CompoSecure.com and GetArculus.com. About Husky Technologies, a GPGI Company Founded in 1953, Husky is a technology pioneer that enables the delivery of essential needs to the global community with industry-leading expertise and service. Husky is a leader in highly engineered equipment and aftermarket services. Husky’s products are used to manufacture a wide range of plastic products, including beverage and food containers, medical devices, and consumer electronic parts. Husky provides comprehensive and integrated systems solutions that are comprised of injection molding machines, molds, hot runners, controllers, and auxiliaries. For more information, please visit Husky.co. Forward-Looking Statements This press release contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These statements are based on the beliefs and assumptions of management. Although GPGI believes that its plans, intentions, and expectations reflected in or suggested by these forward-looking statements are reasonable, GPGI cannot assure you that it will achieve or realize these plans, intentions, or expectations. Forward-looking statements are inherently subject to risks, uncertainties, and assumptions. Generally, statements that are not historical facts, including but not limited to statements concerning GPGI’s possible or assumed future actions, business strategies, plans including with respect to cost actions, events, results of operations, demand, the implementation and anticipated impacts of the Resolute Operating System, macroeconomic factors, trade policy including tariff uncertainty, customer demand, the Company’s anticipated

3 responses to the foregoing, strategic investments and anticipated M&A activity, and guidance for full year 2026, are forward- looking statements. In some instances, these statements may be preceded by, followed by, or include the words “believes,” “estimates,” “expects,” “projects,” “outlook” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates” or “intends” or the negatives of these terms or variations of them or similar terminology. Forward-looking statements are not guarantees of performance. You should not put undue reliance on these statements which speak only as of the date hereof. You should understand that the following important factors, among others, could affect GPGI’s future results and could cause those results or other outcomes to differ materially from those expressed or implied in GPGI’s forward-looking statements: the ability of GPGI to grow and manage growth profitably, implement the Resolute Operating System successfully, maintain relationships with customers, compete within its industry and retain its key employees; adverse impacts of global economic, business, competitive and/or other factors, including tariffs, regional instability, including in the Middle East, and changes in the prices for inputs including oil and resin; risks associated with our plans and strategies including cost actions; the outcome of any legal proceedings involving GPGI or others; future exchange and interest rates; changes in our accounting and/or financial presentation; anticipated levels and timing of demand for the products and services of GPGI’s businesses; the successful implementation of GPGI’s strategies; and other risks and uncertainties, including those under “Risk Factors” in filings that have been made or will be made with the Securities and Exchange Commission. GPGI undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Use of Non-GAAP Financial Measures This press release includes certain Non-GAAP financial measures that are not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and that may be different from Non-GAAP financial measures used by other companies. Due to the spin-off of Resolute Holdings and the resulting shift to equity method accounting under GAAP beginning February 28, 2025, GPGI is presenting a broader set of Non-GAAP measures, including an adjusted Statement of Operations (Unaudited), an adjusted Balance Sheet (Unaudited) and an adjusted Statement of Cash Flows (Unaudited) to provide investors with financial information that we believe allows for greater comparability with our historical financial presentation and better represents the underlying performance of the Company’s business across reporting periods. Measures labeled “Adjusted,” including Adjusted Net Sales, Adjusted Net Income, Adjusted Net Income per Share and Adjusted Net Debt, show GPGI’s financial results as if GPGI consolidated the financial results of its operating businesses consistently across periods, and exclude certain non-recurring and non-operational items, which we believe provides for greater comparability across periods. Additionally, measures labeled “Pro Forma,” including Pro Forma Net Sales, Pro Forma Adjusted EBITDA, Pro Forma Adjusted EBITDA Margin and Pro Forma Adjusted Free Cash Flow, also give effect to the Husky transaction as if it had occurred on January 1, 2025, for greater visibility of GPGI’s results following the completion of the transaction. GPGI uses these Non-GAAP measures internally to establish forecasts, budgets and operational goals to manage and monitor its business, as well as evaluate its underlying historical performance and/or measure incentive compensation. We believe that these Non-GAAP financial measures depict the true performance of the business by encompassing only relevant and controllable events, adjusting for variable interest entity accounting requirements that render our results incomparable across periods, and show the effect of acquisitions as if they had occurred at the beginning of the relevant period, enabling GPGI to evaluate and plan more effectively for the future. These Non- GAAP measures should not be considered as measures of financial performance under U.S. GAAP, and the items excluded from these measures are significant components in understanding and assessing GPGI’s financial performance. Additionally, GPGI’s debt agreements contain covenants based on variations of certain of these measures for purposes of determining debt covenant compliance. Please refer to the tables below for the reconciliation of GAAP measures to these Non-GAAP measures. Due to the forward-looking nature of the financial guidance included herein, the charges excluded from the forward-looking Non-GAAP financial measures including Pro Forma Net Sales, Pro Forma Adjusted EBITDA, Pro Forma Adjusted Free Cash Flow, and Non-GAAP year-end Net LTM Leverage, including with respect to depreciation, amortization, interest, and taxes that would be required to reconcile the Non-GAAP financial measures to GAAP measures, are inherently uncertain or difficult to predict, so it is not feasible to provide accurate forecasted Non-GAAP reconciliations without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included, and no reconciliation of the forward-looking Non-GAAP financial measures is included. GPGI Contact ir@gpgi.com

4 GPGI, Inc. Adjusted Consolidated Statements of Operations (Non-GAAP Reconciliation) ($ in millions) (unaudited) Note: The Non-GAAP columns represent a consolidation of the Company’s results with those of GPGI Holdings. (1) Includes amortization of deferred financing costs for the three months ended June 30, 2026. GAAP to Non-GAAP Operating Results GAAP Elimination of Equity Method Investment Addition of GPGI Holdings Adjusted Non-GAAP GPGI, Inc. Net sales $ — — 473.2 473.2 Cost of sales — — 308.2 308.2 Gross profit — — 165.0 165.0 Operating expenses: Selling, general and administrative expenses 9.4 — 139.0 148.4 Income (loss) from operations (9.4) — 26.0 16.6 Other income (expense): Loss on remeasurement of TRA liability (6.2) — — (6.2) Interest expense — — (33.1) (33.1) Interest income — — 0.1 0.1 Gain (loss) on extinguishment of debt — — 96.2 96.2 Total other income (expense), net (6.2) — 63.2 57.0 Income (loss) before income taxes (15.6) — 89.2 73.6 Income tax (expense) benefit (1.2) — (22.1) (23.3) Earnings in GPGI Holdings, L.L.C. equity method investment 67.1 (67.1) — — Net income (loss) $ 50.3 (67.1) 67.1 $ 50.3 Add: Depreciation and amortization 64.3 Income tax expenses 23.3 Interest expense, net (1) 33.0 Stock-based compensation 6.1 Husky Transaction costs 1.3 Loss (gain) on debt extinguishment (96.2) Loss (gain) on remeasurement of TRA liability 6.2 Loss (gain) on sale of assets 0.3 FX (gain) loss (1.9) Severance cost 3.6 Fair value inventory step-up 23.6 Pro Forma Adjusted EBITDA $ 113.9 Three Months Ended June 30, 2026

GPGI, Inc. Adjusted Consolidated Statements of Operations
(Non-GAAP Reconciliation)
($ in millions)
(unaudited)

GAAP to Non-GAAP Operating Results	Three Months Ended June 30, 2025					
	GAAP	Elimination of Equity Method Investment	Addition of GPGI Holdings	Adjusted Non-GAAP GPGI, Inc.	Addition of Husky Holdings	Pro Forma Non-GAAP GPGI, Inc.
Net sales	$ —	—	119.6	119.6	374.1	493.7
Cost of sales	—	—	50.8	50.8	245.2	296.0
Gross profit	—	—	68.8	68.8	128.9	197.7
Operating expenses:						
Selling, general and administrative expenses	2.6	—	27.8	30.4	99.2	129.6
Income (loss) from operations	(2.6)	—	41.0	38.4	29.7	68.1
Other income (expense):						
Revaluation of warrant liability	(53.5)	—	—	(53.5)	—	(53.5)
Revaluation of earnout consideration liability	(10.7)	—	—	(10.7)	—	(10.7)
Interest expense	—	—	(3.5)	(3.5)	(65.0)	(68.5)
Interest income	—	—	1.4	1.4	0.3	1.7
Total other income (expense), net	(64.2)	—	(2.1)	(66.3)	(64.7)	(131.0)
Income (loss) before income taxes	(66.8)	—	38.9	(27.9)	(35.0)	(62.9)
Income tax (expense) benefit	1.8	—	—	1.8	38.4	40.2
Earnings in GPGI Holdings, L.L.C. equity method investment	38.9	(38.9)	—	—	—	—
Net income (loss)	$ (26.1)	(38.9)	38.9	(26.1)	3.4	$ (22.7)
Add:						
Depreciation and amortization				2.3	37.5	39.8
Income tax expenses				(1.8)	(38.4)	(40.2)
Interest expense, net (1)				2.1	64.7	66.8
Stock-based compensation				5.1	0.4	5.5
Mark to market adjustments, net (2)				64.1	—	64.1
Spin-Off costs				0.6	—	0.6
Business transformation and other				—	25.4	25.4
Platinum management fee				—	1.3	1.3
Incremental Pro Forma Management Fee				—	(10.4)	(10.4)
Pro Forma Adjusted EBITDA				**46.3**	**83.9**	**$ 130.2**

Note: The Non-GAAP columns represent a consolidation of the Company's results with those of GPGI Holdings.

(1) Includes amortization of deferred financing cost for the three months ended June 30, 2025.

(2) Includes the changes in fair value of warrant liability and earnout consideration liability for the three months ended June 30, 2025.

5

6 GPGI, Inc. Adjusted Consolidated Balance Sheets (Non-GAAP Reconciliation) ($ in millions) (unaudited) Note: The non-GAAP columns represent a consolidation of the Company’s results with those of GPGI Holdings. GAAP Non-GAAP GAAP Non-GAAP June 30, June 30, December 31, December 31, 2026 2026 2025 2025 ASSETS CURRENT ASSETS Cash and cash equivalents $ 7.7 114.8 114.6 $ 271.6 Short-term investments — — — 41.1 Accounts receivable — 295.6 — 44.2 Inventories, net — 322.9 — 44.2 Prepaid expenses and other current assets 3.8 40.2 5.5 8.6 Income taxes receivable 15.5 22.1 — — Total current assets 27.0 795.6 120.1 409.7 Property and equipment, net — 572.0 — 21.6 Deferred tax asset 263.3 291.1 271.7 271.7 Intangibles assets, net — 1,711.8 — 1.9 Right of use assets, net — 66.0 — 8.9 Goodw ill — 2,916.5 — — Other assets — 13.9 — 1.6 Equity method investment 3,172.1 — 125.5 — Total assets $ 3,462.4 6,366.9 517.3 $ 715.4 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT) CURRENT LIABILITIES Accounts payable $ 2.2 89.4 0.9 $ 12.7 Accrued expenses 3.0 262.4 1.8 50.8 Deferred revenues — 183.4 — — Current portion of tax receivable agreement liability 18.5 18.5 16.2 16.2 Current portion of long-term debt — 12.0 — 15.0 Other current liabilities — 59.7 — 0.1 Total current liabilities 23.7 625.4 18.9 94.8 Long-term debt, net of deferred f inancing costs — 2,076.6 — 169.1 Deferred tax liability — 214.9 — — Tax receivable agreement liability 266.4 266.4 255.2 255.2 Other liabilities — 99.2 — 7.3 Total liabilities 290.1 3,282.5 274.1 526.4 Shareholders' equity (deficit) 3,172.3 3,084.4 243.2 189.0 Total liabilities and shareholder's equity (deficit) $ 3,462.4 6,366.9 517.3 $ 715.4

7 GPGI, Inc. Adjusted Consolidated Statements of Cash Flows (Non-GAAP Reconciliation) ($ in millions) (unaudited) Note: The Non-GAAP column represents a consolidation of the Company’s results with those of GPGI Holdings. GAAP Non-GAAP CASH FLOW FROM OPERATING ACTIVITIES Net income (loss) $ (184.7) $ (202.7) Adjustments to reconcile net loss to net cash (used in) provided by operating activities Depreciation and amortization — 128.1 Stock-based compensation expense 5.3 11.4 (Earnings) losses in equity method investment 87.0 — Distributions from GPGI Holdings 20.1 — Amortization of deferred f inancing costs — 1.9 Non-cash operating lease expense — 8.0 Fair value inventory step-up — 23.6 Unrealized foreign exchange loss (gain) — (4.1) Deferred tax benefit 8.6 15.2 Gain on debt extinguishment — (29.9) Loss on remeasurement of tax receivable agreement liability 28.1 28.1 Other — 3.9 Changes in assets and liabilities (8.4) (60.2) Net cash (used in) provided by operating activities (44.0) (76.7) CASH FLOWS FROM INVESTING ACTIVITIES: Investment in GPGI Holdings (2,120.4) — Distributions from GPGI Holdings 111.6 Cash used for acquisition — (762.2) Purchase of property and equipment — (21.2) Proceeds from sale of property and equipment and intangible assets — 0.2 Maturities of short-term investments — 41.1 Capitalized softw are expenditures — (7.4) Net cash used in investing activities (2,008.8) (749.5) CASH FLOWS FROM FINANCING ACTIVITIES: Repayment of preference share capital — (457.4) Payments for taxes related to net share settlement of equity aw ards — (26.6) Debt issuance costs — (37.1) Proceeds from revolving credit facility — 50.0 Proceeds from issuance of Class A common stock in relation to Husky Transaction 1,962.0 1,962.0 Payment of debt, net of associated fees — (3,369.4) Proceeds from issuance of long-term debt - net of discounts — 2,523.5 Payment of tax receivable agreement liability (14.6) (14.6) Dividends to Class A shareholders (1.5) (1.5) Net cash provided by (used in) f inancing activities 1,945.9 628.9 Effect of exchange rate changes on cash and cash equivalents — 4.4 Net increase (decrease) in cash and cash equivalents (106.9) (192.9) Cash and cash equivalents, beginning of period 114.6 307.7 Cash and cash equivalents, end of period $ 7.7 $ 114.8 Six Months Ended June 30, 2026

8 GPGI, Inc. Consolidated Earnings Per Share (Non-GAAP Reconciliation) ($ in millions, except share amounts) (unaudited) Note: Non-GAAP EPS does not pro forma for periods preceding the acquisition of Husky. (1) Includes the changes in fair value of warrant liability and earnout consideration liability. (2) Reflects current and deferred income tax expenses. For the three months ended June 30, 2026, it was calculated by applying the Company's assumed effective tax rate. (3) Applies treasury stock method with assumed exercise at average market price. No warrants were outstanding as of the three months ended June 30, 2026. Net income (loss) $ 50.3 $ (26.1) Add: Provision (benefit) for income taxes 23.3 (1.8) Mark-to-market adjustments (1) — 64.1 Stock-based compensation 6.1 5.1 Loss (gain) on debt extinguishment (96.2) — Husky Transaction costs 1.3 — Loss (gain) on remeasurement of TRA liability 6.2 — FX (gain) loss (1.9) — Severance cost 3.6 — Loss (gain) on sale of assets 0.3 — Spin-Off costs — 0.6 Fair value inventory step-up 23.6 — Purchase accounting amortization and depreciation 50.3 — Adjusted net income before tax 66.9 41.9 Income tax expense (2) 16.1 13.5 Adjusted net income $ 50.8 $ 28.4 Common shares outstanding used in computing net income per share - basic: Class A common shares 289,863,943 102,321,754 Adjusted net income per share – basic $ 0.18 $ 0.28 Adjusted net income 50.8 28.4 Common shares outstanding used in computing earnings per share, basic: 289,863,943 102,321,754 Warrants (3) — 9,878,000 Equity aw ards 2,486,887 2,694,000 Total shares outstanding used in computing adjusted earnings per share – diluted 292,350,830 114,893,754 Adjusted net income per share – diluted $ 0.17 $ 0.25 Diluted Three Months Ended June 30, 2026 2025 Basic Three Months Ended June 30, 2026 2025